                                                     November 3, 2005

Jaguar Acquisition Corporation
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

                  Re: Jaguar Acquisition Corporation ("Company")
                      ------------------------------------------

Gentlemen:

                  Each of the undersigned hereby waives his/its right to
exercise conversion rights with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, whether owned by him/it prior to the Company's initial public offering or purchased by him/it in such offering or in the after market and agrees that he/it will not seek conversion with respect to such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering).

                               Very truly yours,

                               SAPPHIRE CANYON INVESTMENTS LLC

                       By:   /s/ Jonathan Kalman
                           -------------------------------
                           Name:  Jonathan Kalman
                           Title: President

                           CORL LLC

                       By:   /s/ C. Richard Corl
                           -------------------------------
                           Name:  C. Richard Corl
                           Title: President

                           JSC GROUP HOLDINGS LLC

                       By:   /s/ James S. Cassano
                          --------------------------------
                          Name:  James S. Cassano
                          Title: President

                          FA HOLDINGS, LLC

                       By:   /s/ William J. Westervelt, Jr.
                          --------------------------------
                          Name:  William J. Westervelt, Jr.
                          Title: President

                           /s/ John Hoey
                          ---------------------------
                          John Hoey

                          /s/ David W. Tralka
                          ---------------------------
                          David W. Tralka

                          /s/ Robert Moreyra
                          ---------------------------
                          Robert Moreyra

                          /s/ Peter Collins
                          ---------------------------
                          Peter Collins